Exhibit 10.17

SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT

            Second Amendment to Purchase and Sale Contract (this “Amendment”) is made as of May 8, 2009, between DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP (“Seller”) and ADVENIR, INC. (“Purchaser”).

W I T N E S S E T H:

            WHEREAS, Seller and Purchaser entered into a Purchase and Sale Contract dated as of March 25, 2009 (as amended, the “Agreement”) with respect to the sale of certain property known as Presidential House located in Miami-Dade County, Florida, as described in the Agreement; and

            WHEREAS, Seller and Purchaser desire to amend the Agreement on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sum of $10.00 and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.      Capitalized Terms.     Capitalized terms used in this Amendment shall have the meanings given to them in the Agreement, except as expressly otherwise defined herein.

2.      Feasibility Period.      The Feasibility Period, set forth in Section 3.1 of the Agreement, is hereby extended to 5:00 [EST] on May 13, 2009.

3.      Miscellaneous.           This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single instrument and may be delivered by facsimile transmission, and any such facsimile transmitted Amendment shall have the same force and effect, and be as binding, as if original signatures had been delivered.  As modified hereby, all the terms of the Agreement are hereby ratified and confirmed and shall continue in full force and effect.

[Signature Page to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year hereinabove written.

Seller:

DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership

By:  DBL PROPERTIES CORPORATION, a New York corporation, its general partner

By:  /s/Brian J. Bornhorst

Name:  Brian J. Bornhorst

Title:  Vice President

Purchaser:

ADVENIR, INC.,
a Florida corporation

By:  /s/Stephen L. Vecchitto

Name: Stephen L. Vecchitto

Title:  President